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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 31, 2001

                            DEVON ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




         DELAWARE                        000-30176              73-1567067
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                            Identification Number)


20 NORTH BROADWAY, SUITE 1500
OKLAHOMA CITY, OKLAHOMA                                          73102
(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (405) 235-3611


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ITEM 5.  OTHER EVENTS

         On October 31, 2001, Devon Energy Corporation announced that it had entered into various financial transactions covering portions of its 2001, 2002 and 2003 oil and natural gas production, including transactions recently entered into as a result of the October 15, 2001 acquisition of Anderson Exploration Ltd.

         The press release is filed as Exhibit 99 to this Current Report on Form 8-K, and the contents of such Exhibit is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99       Press Release dated October 31, 2001



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                           DEVON ENERGY CORPORATION


                                           By: /s/ Marian J. Moon
                                              ----------------------------------
                                              Marian J. Moon
                                              Senior Vice President

Date:  October 31, 2001

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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
  99        Press Release dated October 31, 2001